Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A2	8,337,094.00	1.68000	0	1.000000	1ML	1.1000	0.40000	1.00000	8.00000

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
0.00000	1.6800	06/30/04	1ML30 year	5.77	353.00	300.0PSA	99:31

1ML + 0.400000 cap: 8.000000

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
99:15	1.610	1.645	1.678	1.709	1.737	1.835	1.939	2.032
99:16	1.604	1.637	1.668	1.697	1.724	1.816	1.913	2.002
99:17	1.598	1.629	1.658	1.685	1.710	1.797	1.888	1.971
99:18	1.592	1.621	1.648	1.674	1.697	1.778	1.863	1.941
99:19	1.586	1.613	1.638	1.662	1.683	1.759	1.838	1.910
99:20	1.580	1.605	1.628	1.650	1.670	1.740	1.813	1.880
99:21	1.574	1.597	1.618	1.638	1.657	1.721	1.788	1.850
99:22	1.568	1.589	1.608	1.626	1.643	1.702	1.764	1.819

99:23	1.562	1.581	1.598	1.615	1.630	1.683	1.739	1.789
99:24	1.556	1.572	1.588	1.603	1.617	1.664	1.714	1.759
99:25	1.550	1.564	1.578	1.591	1.603	1.645	1.689	1.728
99:26	1.543	1.556	1.568	1.580	1.590	1.626	1.664	1.698
99:27	1.537	1.548	1.558	1.568	1.577	1.607	1.639	1.668
99:28	1.531	1.540	1.548	1.556	1.563	1.588	1.614	1.638
99:29	1.525	1.532	1.539	1.544	1.550	1.569	1.589	1.607
99:30	1.519	1.524	1.529	1.533	1.537	1.550	1.564	1.577

99:31	1.513	1.516	1.519	1.521	1.523	1.531	1.539	1.547
100:00	1.507	1.508	1.509	1.509	1.510	1.512	1.515	1.517
100:01	1.501	1.500	1.499	1.498	1.497	1.493	1.490	1.487
100:02	1.495	1.492	1.489	1.486	1.483	1.474	1.465	1.456
100:03	1.489	1.484	1.479	1.474	1.470	1.456	1.440	1.426
100:04	1.483	1.476	1.469	1.463	1.457	1.437	1.415	1.396
100:05	1.477	1.468	1.459	1.451	1.444	1.418	1.391	1.366
100:06	1.471	1.460	1.449	1.439	1.430	1.399	1.366	1.336

100:07	1.465	1.452	1.439	1.428	1.417	1.380	1.341	1.306
100:08	1.459	1.444	1.429	1.416	1.404	1.361	1.316	1.276
100:09	1.453	1.436	1.419	1.404	1.391	1.342	1.292	1.246
100:10	1.447	1.428	1.409	1.393	1.377	1.323	1.267	1.216
100:11	1.441	1.420	1.400	1.381	1.364	1.305	1.242	1.186
100:12	1.435	1.412	1.390	1.370	1.351	1.286	1.218	1.156
100:13	1.429	1.403	1.380	1.358	1.338	1.267	1.193	1.126
100:14	1.423	1.395	1.370	1.346	1.324	1.248	1.168	1.096
Avg Life	5.500	4.066	3.266	2.764	2.421	1.689	1.282	1.053
Duration	5.165	3.877	3.142	2.673	2.349	1.651	1.258	1.035
First Pay	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04
Last Pay	10/16	5/13	4/11	1/10	3/09	8/07	9/06	4/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A3	8,337,094.00	6.32000	0	1.000000	1ML	1.1000	7.60000	-1.00000	7.60000

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
0.00000	6.3200	06/30/04	1ML30 year	5.77	353.00	300.0PSA	8:11

7.600 +  -1.000 * 1ML cap:  7.600

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
7:27	85.133	79.727	73.949	67.884	61.657	36.528	7.410	-18.626
7:28	84.674	79.262	73.476	67.403	61.167	36.018	6.899	-19.122
7:29	84.219	78.800	73.007	66.925	60.682	35.513	6.392	-19.614
7:30	83.768	78.343	72.542	66.452	60.201	35.012	5.889	-20.102
7:31	83.321	77.890	72.081	65.983	59.724	34.514	5.390	-20.586
8:00	82.878	77.441	71.624	65.517	59.251	34.021	4.896	-21.066
8:01	82.439	76.996	71.171	65.055	58.781	33.532	4.405	-21.542
8:02	82.003	76.554	70.721	64.598	58.316	33.046	3.918	-22.015

8:03	81.572	76.117	70.276	64.144	57.854	32.565	3.435	-22.483
8:04	81.144	75.683	69.834	63.693	57.396	32.087	2.955	-22.948
8:05	80.720	75.253	69.395	63.247	56.942	31.613	2.480	-23.409
8:06	80.300	74.826	68.961	62.804	56.491	31.142	2.008	-23.867
8:07	79.883	74.403	68.530	62.364	56.044	30.676	1.540	-24.321
8:08	79.470	73.983	68.102	61.928	55.600	30.212	1.075	-24.772
8:09	79.060	73.567	67.678	61.496	55.160	29.753	0.614	-25.219
8:10	78.654	73.155	67.257	61.067	54.724	29.297	0.156	-25.663

8:11	78.251	72.746	66.840	60.641	54.291	28.844	-0.298	-26.103
8:12	77.852	72.340	66.426	60.219	53.861	28.395	-0.749	-26.540
8:13	77.456	71.938	66.016	59.800	53.434	27.949	-1.196	-26.974
8:14	77.063	71.538	65.609	59.384	53.011	27.506	-1.640	-27.404
8:15	76.674	71.142	65.205	58.972	52.591	27.067	-2.081	-27.831
8:16	76.287	70.750	64.804	58.563	52.175	26.631	-2.518	-28.255
8:17	75.904	70.360	64.406	58.157	51.761	26.198	-2.953	-28.676
8:18	75.524	69.974	64.011	57.754	51.351	25.769	-3.384	-29.093

8:19	75.147	69.590	63.620	57.354	50.943	25.343	-3.812	-29.508
8:20	74.773	69.210	63.231	56.957	50.539	24.919	-4.236	-29.920
8:21	74.402	68.833	62.846	56.564	50.138	24.499	-4.658	-30.328
8:22	74.035	68.458	62.464	56.173	49.739	24.082	-5.077	-30.734
8:23	73.670	68.087	62.084	55.785	49.344	23.668	-5.492	-31.136
8:24	73.308	67.718	61.707	55.400	48.952	23.256	-5.905	-31.536
8:25	72.949	67.353	61.333	55.018	48.562	22.848	-6.315	-31.933
8:26	72.592	66.990	60.962	54.638	48.175	22.443	-6.722	-32.327
Avg Life	5.500	4.066	3.266	2.764	2.421	1.689	1.282	1.053
Duration	0.924	0.910	0.892	0.874	0.859	0.822	0.819	0.845
First Pay	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04
Last Pay	10/16	5/13	4/11	1/10	3/09	8/07	9/06	4/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	55,580,630.00	5.12500	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.1250	06/30/04	30 year	5.77	353.00	300.0PSA	100:12

3% total sub

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
99:28	5.132	5.118	5.105	5.093	5.081	5.042	5.000	4.963
99:29	5.125	5.109	5.094	5.080	5.067	5.022	4.974	4.931
99:30	5.118	5.100	5.083	5.067	5.053	5.002	4.949	4.900
99:31	5.111	5.091	5.072	5.055	5.039	4.982	4.923	4.869
100:00	5.104	5.082	5.061	5.042	5.024	4.962	4.897	4.838
100:01	5.097	5.073	5.051	5.030	5.010	4.942	4.871	4.807
100:02	5.090	5.064	5.040	5.017	4.996	4.923	4.845	4.775
100:03	5.083	5.055	5.029	5.004	4.982	4.903	4.820	4.744

100:04	5.076	5.046	5.018	4.992	4.968	4.883	4.794	4.713
100:05	5.069	5.037	5.007	4.979	4.954	4.863	4.768	4.682
100:06	5.062	5.028	4.996	4.967	4.939	4.843	4.742	4.651
100:07	5.055	5.020	4.986	4.954	4.925	4.824	4.717	4.620
100:08	5.049	5.011	4.975	4.942	4.911	4.804	4.691	4.589
100:09	5.042	5.002	4.964	4.929	4.897	4.784	4.665	4.558
100:10	5.035	4.993	4.953	4.917	4.883	4.764	4.640	4.527
100:11	5.028	4.984	4.943	4.904	4.869	4.744	4.614	4.495

100:12	5.021	4.975	4.932	4.892	4.855	4.725	4.588	4.464
100:13	5.014	4.966	4.921	4.879	4.841	4.705	4.563	4.433
100:14	5.007	4.957	4.910	4.867	4.826	4.685	4.537	4.403
100:15	5.000	4.948	4.900	4.854	4.812	4.666	4.511	4.372
100:16	4.993	4.940	4.889	4.842	4.798	4.646	4.486	4.341
100:17	4.986	4.931	4.878	4.829	4.784	4.626	4.460	4.310
100:18	4.980	4.922	4.867	4.817	4.770	4.606	4.435	4.279
100:19	4.973	4.913	4.857	4.804	4.756	4.587	4.409	4.248

100:20	4.966	4.904	4.846	4.792	4.742	4.567	4.383	4.217
100:21	4.959	4.895	4.835	4.779	4.728	4.547	4.358	4.186
100:22	4.952	4.886	4.824	4.767	4.714	4.528	4.332	4.155
100:23	4.945	4.878	4.814	4.755	4.700	4.508	4.307	4.124
100:24	4.938	4.869	4.803	4.742	4.686	4.489	4.281	4.094
100:25	4.931	4.860	4.792	4.730	4.672	4.469	4.256	4.063
100:26	4.925	4.851	4.782	4.717	4.658	4.449	4.230	4.032
100:27	4.918	4.842	4.771	4.705	4.644	4.430	4.205	4.001
Avg Life	5.500	4.066	3.266	2.764	2.421	1.689	1.282	1.053
Duration	4.494	3.488	2.881	2.480	2.198	1.571	1.209	1.000
First Pay	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04
Last Pay	10/16	5/13	4/11	1/10	3/09	8/07	9/06	4/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A4	25,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	99:29

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
99:13	5.606	5.618	5.630	5.641	5.651	5.689	5.728	5.764
99:14	5.600	5.610	5.621	5.630	5.639	5.671	5.706	5.736
99:15	5.595	5.603	5.611	5.620	5.627	5.654	5.683	5.708
99:16	5.589	5.595	5.602	5.609	5.615	5.637	5.660	5.681
99:17	5.583	5.588	5.593	5.598	5.603	5.620	5.637	5.653
99:18	5.577	5.580	5.584	5.588	5.591	5.602	5.615	5.626
99:19	5.571	5.573	5.575	5.577	5.579	5.585	5.592	5.598
99:20	5.565	5.565	5.566	5.566	5.567	5.568	5.569	5.571

99:21	5.559	5.558	5.557	5.556	5.554	5.551	5.547	5.543
99:22	5.553	5.550	5.548	5.545	5.542	5.533	5.524	5.516
99:23	5.547	5.543	5.538	5.534	5.530	5.516	5.501	5.488
99:24	5.541	5.535	5.529	5.524	5.518	5.499	5.479	5.461
99:25	5.535	5.528	5.520	5.513	5.506	5.482	5.456	5.433
99:26	5.530	5.520	5.511	5.502	5.494	5.465	5.434	5.406
99:27	5.524	5.513	5.502	5.492	5.482	5.448	5.411	5.378
99:28	5.518	5.506	5.493	5.481	5.470	5.430	5.388	5.351

99:29	5.512	5.498	5.484	5.471	5.458	5.413	5.366	5.324
99:30	5.506	5.491	5.475	5.460	5.446	5.396	5.343	5.296
99:31	5.500	5.483	5.466	5.449	5.434	5.379	5.321	5.269
100:00	5.494	5.476	5.457	5.439	5.422	5.362	5.298	5.241
100:01	5.488	5.468	5.448	5.428	5.410	5.345	5.276	5.214
100:02	5.483	5.461	5.439	5.418	5.398	5.328	5.253	5.187
100:03	5.477	5.453	5.430	5.407	5.386	5.311	5.231	5.160
100:04	5.471	5.446	5.421	5.396	5.374	5.293	5.208	5.132

100:05	5.465	5.439	5.412	5.386	5.362	5.276	5.186	5.105
100:06	5.459	5.431	5.403	5.375	5.350	5.259	5.163	5.078
100:07	5.453	5.424	5.394	5.365	5.338	5.242	5.141	5.050
100:08	5.448	5.416	5.385	5.354	5.326	5.225	5.118	5.023
100:09	5.442	5.409	5.376	5.344	5.314	5.208	5.096	4.996
100:10	5.436	5.401	5.367	5.333	5.302	5.191	5.073	4.969
100:11	5.430	5.394	5.358	5.323	5.290	5.174	5.051	4.942
100:12	5.424	5.387	5.349	5.312	5.278	5.157	5.029	4.914
Avg Life	6.990	5.158	4.073	3.390	2.930	1.991	1.486	1.213
Duration	5.301	4.174	3.435	2.936	2.583	1.816	1.380	1.137
First Pay	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04
Last Pay	4/21	2/17	3/14	2/12	11/10	6/08	3/07	8/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A5	21,394,785.00	5.75000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.7500	06/30/04	30 year	5.77	353.00	300.0PSA	97:28

double sub

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
97:12	6.042	6.087	6.143	6.206	6.270	6.499	6.751	6.975
97:13	6.039	6.084	6.139	6.200	6.263	6.489	6.738	6.959
97:14	6.036	6.080	6.134	6.195	6.257	6.479	6.725	6.943
97:15	6.033	6.076	6.130	6.190	6.250	6.470	6.711	6.926
97:16	6.029	6.072	6.125	6.184	6.244	6.460	6.698	6.910
97:17	6.026	6.069	6.121	6.179	6.238	6.451	6.685	6.894
97:18	6.023	6.065	6.116	6.173	6.231	6.441	6.672	6.877
97:19	6.020	6.061	6.111	6.168	6.225	6.431	6.659	6.861

97:20	6.017	6.057	6.107	6.162	6.219	6.422	6.646	6.845
97:21	6.014	6.053	6.102	6.157	6.212	6.412	6.633	6.828
97:22	6.011	6.050	6.098	6.151	6.206	6.403	6.619	6.812
97:23	6.007	6.046	6.093	6.146	6.200	6.393	6.606	6.796
97:24	6.004	6.042	6.089	6.141	6.193	6.384	6.593	6.780
97:25	6.001	6.038	6.084	6.135	6.187	6.374	6.580	6.763
97:26	5.998	6.035	6.079	6.130	6.181	6.364	6.567	6.747
97:27	5.995	6.031	6.075	6.124	6.174	6.355	6.554	6.731

97:28	5.992	6.027	6.070	6.119	6.168	6.345	6.541	6.715
97:29	5.989	6.023	6.066	6.113	6.162	6.336	6.528	6.698
97:30	5.985	6.019	6.061	6.108	6.155	6.326	6.515	6.682
97:31	5.982	6.016	6.057	6.102	6.149	6.317	6.502	6.666
98:00	5.979	6.012	6.052	6.097	6.143	6.307	6.489	6.650
98:01	5.976	6.008	6.048	6.092	6.136	6.298	6.475	6.633
98:02	5.973	6.004	6.043	6.086	6.130	6.288	6.462	6.617
98:03	5.970	6.001	6.038	6.081	6.124	6.279	6.449	6.601

98:04	5.967	5.997	6.034	6.075	6.117	6.269	6.436	6.585
98:05	5.964	5.993	6.029	6.070	6.111	6.260	6.423	6.569
98:06	5.960	5.989	6.025	6.065	6.105	6.250	6.410	6.552
98:07	5.957	5.986	6.020	6.059	6.099	6.241	6.397	6.536
98:08	5.954	5.982	6.016	6.054	6.092	6.231	6.384	6.520
98:09	5.951	5.978	6.011	6.048	6.086	6.222	6.371	6.504
98:10	5.948	5.974	6.007	6.043	6.080	6.212	6.358	6.488
98:11	5.945	5.971	6.002	6.038	6.073	6.203	6.345	6.472
Avg Life	16.216	12.186	9.368	7.451	6.175	3.831	2.707	2.148
Duration	10.151	8.431	6.977	5.850	5.024	3.330	2.427	1.956
First Pay	10/16	5/13	4/11	1/10	3/09	8/07	9/06	4/06
Last Pay	8/24	4/20	11/16	4/14	5/12	1/09	8/07	12/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A15	972,491.00	0.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	0.0000	06/30/04	30 year	5.77	353.00	300.0PSA	45:00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
44:16	5.098	6.833	8.944	11.289	13.674	22.408	32.395	41.605
44:17	5.093	6.827	8.936	11.279	13.661	22.387	32.364	41.565
44:18	5.089	6.821	8.928	11.268	13.649	22.367	32.334	41.525
44:19	5.084	6.815	8.920	11.258	13.636	22.346	32.304	41.486
44:20	5.080	6.809	8.912	11.248	13.624	22.326	32.273	41.446
44:21	5.075	6.803	8.904	11.238	13.612	22.305	32.243	41.407
44:22	5.071	6.797	8.896	11.228	13.600	22.285	32.213	41.367
44:23	5.066	6.791	8.888	11.218	13.587	22.264	32.183	41.328

44:24	5.062	6.785	8.880	11.208	13.575	22.244	32.153	41.288
44:25	5.057	6.779	8.872	11.198	13.563	22.223	32.122	41.249
44:26	5.053	6.773	8.864	11.187	13.550	22.203	32.092	41.209
44:27	5.048	6.767	8.856	11.177	13.538	22.183	32.062	41.170
44:28	5.044	6.761	8.848	11.167	13.526	22.162	32.032	41.131
44:29	5.039	6.754	8.840	11.157	13.514	22.142	32.002	41.092
44:30	5.035	6.748	8.832	11.147	13.501	22.121	31.972	41.052
44:31	5.030	6.742	8.824	11.137	13.489	22.101	31.942	41.013

45:00	5.026	6.736	8.816	11.127	13.477	22.081	31.912	40.974
45:01	5.021	6.730	8.808	11.117	13.465	22.060	31.882	40.935
45:02	5.017	6.724	8.800	11.107	13.453	22.040	31.852	40.896
45:03	5.012	6.718	8.792	11.097	13.440	22.020	31.822	40.857
45:04	5.008	6.712	8.784	11.087	13.428	22.000	31.792	40.818
45:05	5.004	6.706	8.777	11.077	13.416	21.979	31.763	40.779
45:06	4.999	6.700	8.769	11.067	13.404	21.959	31.733	40.740
45:07	4.995	6.694	8.761	11.057	13.392	21.939	31.703	40.701

45:08	4.990	6.688	8.753	11.047	13.380	21.919	31.673	40.662
45:09	4.986	6.682	8.745	11.037	13.367	21.898	31.643	40.623
45:10	4.981	6.676	8.737	11.027	13.355	21.878	31.614	40.584
45:11	4.977	6.670	8.729	11.017	13.343	21.858	31.584	40.545
45:12	4.973	6.664	8.721	11.007	13.331	21.838	31.554	40.506
45:13	4.968	6.658	8.714	10.997	13.319	21.818	31.525	40.468
45:14	4.964	6.653	8.706	10.987	13.307	21.798	31.495	40.429
45:15	4.959	6.647	8.698	10.977	13.295	21.778	31.465	40.390
Avg Life	16.216	12.186	9.368	7.451	6.175	3.831	2.707	2.148
Duration	15.567	11.531	8.758	6.913	5.687	3.416	2.317	1.774
First Pay	10/16	5/13	4/11	1/10	3/09	8/07	9/06	4/06
Last Pay	8/24	4/20	11/16	4/14	5/12	1/09	8/07	12/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A6	35,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	99:24

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
99:08	5.629	5.646	5.664	5.681	5.698	5.758	5.821	5.878
99:09	5.624	5.639	5.655	5.672	5.687	5.742	5.800	5.852
99:10	5.619	5.633	5.647	5.662	5.676	5.726	5.779	5.827
99:11	5.613	5.626	5.639	5.652	5.665	5.710	5.758	5.801
99:12	5.608	5.619	5.631	5.643	5.654	5.694	5.737	5.775
99:13	5.602	5.612	5.623	5.633	5.643	5.678	5.716	5.750
99:14	5.597	5.606	5.615	5.623	5.632	5.662	5.695	5.724
99:15	5.592	5.599	5.606	5.614	5.621	5.647	5.674	5.698

99:16	5.586	5.592	5.598	5.604	5.610	5.631	5.653	5.673
99:17	5.581	5.585	5.590	5.595	5.599	5.615	5.632	5.647
99:18	5.576	5.579	5.582	5.585	5.588	5.599	5.611	5.621
99:19	5.570	5.572	5.574	5.576	5.577	5.583	5.590	5.596
99:20	5.565	5.565	5.566	5.566	5.566	5.568	5.569	5.570
99:21	5.559	5.558	5.557	5.556	5.555	5.552	5.548	5.545
99:22	5.554	5.552	5.549	5.547	5.544	5.536	5.527	5.519
99:23	5.549	5.545	5.541	5.537	5.533	5.520	5.506	5.493

99:24	5.543	5.538	5.533	5.528	5.522	5.504	5.485	5.468
99:25	5.538	5.532	5.525	5.518	5.512	5.489	5.464	5.442
99:26	5.533	5.525	5.517	5.509	5.501	5.473	5.443	5.417
99:27	5.527	5.518	5.509	5.499	5.490	5.457	5.422	5.391
99:28	5.522	5.511	5.500	5.489	5.479	5.441	5.402	5.366
99:29	5.517	5.505	5.492	5.480	5.468	5.426	5.381	5.340
99:30	5.511	5.498	5.484	5.470	5.457	5.410	5.360	5.315
99:31	5.506	5.491	5.476	5.461	5.446	5.394	5.339	5.289

100:00	5.501	5.485	5.468	5.451	5.435	5.379	5.318	5.264
100:01	5.495	5.478	5.460	5.442	5.424	5.363	5.297	5.239
100:02	5.490	5.471	5.452	5.432	5.413	5.347	5.276	5.213
100:03	5.485	5.465	5.444	5.423	5.403	5.331	5.256	5.188
100:04	5.479	5.458	5.436	5.413	5.392	5.316	5.235	5.162
100:05	5.474	5.451	5.428	5.404	5.381	5.300	5.214	5.137
100:06	5.469	5.445	5.419	5.394	5.370	5.284	5.193	5.112
100:07	5.463	5.438	5.411	5.385	5.359	5.269	5.172	5.086
Avg Life	7.989	5.943	4.674	3.847	3.290	2.187	1.614	1.309
Duration	5.819	4.643	3.833	3.262	2.852	1.978	1.491	1.222
First Pay	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04
Last Pay	8/24	4/20	11/16	4/14	5/12	1/09	8/07	12/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A7	4,852,703.00	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	6.0000	06/30/04	30 year	5.77	353.00	300.0PSA	97:16

retail

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
97:00	6.296	6.320	6.354	6.397	6.452	6.698	6.951	7.193
97:01	6.293	6.317	6.350	6.393	6.447	6.690	6.940	7.179
97:02	6.291	6.314	6.347	6.389	6.442	6.683	6.930	7.166
97:03	6.288	6.311	6.343	6.385	6.438	6.675	6.919	7.152
97:04	6.285	6.308	6.340	6.381	6.433	6.668	6.908	7.138
97:05	6.282	6.305	6.337	6.377	6.429	6.660	6.898	7.125
97:06	6.280	6.302	6.333	6.373	6.424	6.652	6.887	7.111
97:07	6.277	6.299	6.330	6.369	6.419	6.645	6.876	7.098

97:08	6.274	6.296	6.326	6.365	6.415	6.637	6.866	7.084
97:09	6.272	6.293	6.323	6.361	6.410	6.630	6.855	7.070
97:10	6.269	6.290	6.320	6.358	6.406	6.622	6.844	7.057
97:11	6.266	6.287	6.316	6.354	6.401	6.614	6.834	7.043
97:12	6.264	6.284	6.313	6.350	6.397	6.607	6.823	7.030
97:13	6.261	6.281	6.310	6.346	6.392	6.599	6.812	7.016
97:14	6.258	6.278	6.306	6.342	6.387	6.592	6.802	7.002
97:15	6.256	6.275	6.303	6.338	6.383	6.584	6.791	6.989

97:16	6.253	6.272	6.299	6.334	6.378	6.577	6.781	6.975
97:17	6.250	6.269	6.296	6.330	6.374	6.569	6.770	6.962
97:18	6.248	6.266	6.293	6.326	6.369	6.562	6.759	6.948
97:19	6.245	6.263	6.289	6.322	6.365	6.554	6.749	6.935
97:20	6.242	6.260	6.286	6.318	6.360	6.546	6.738	6.921
97:21	6.240	6.257	6.283	6.315	6.355	6.539	6.727	6.907
97:22	6.237	6.254	6.279	6.311	6.351	6.531	6.717	6.894
97:23	6.234	6.252	6.276	6.307	6.346	6.524	6.706	6.880

97:24	6.231	6.249	6.272	6.303	6.342	6.516	6.696	6.867
97:25	6.229	6.246	6.269	6.299	6.337	6.509	6.685	6.853
97:26	6.226	6.243	6.266	6.295	6.333	6.501	6.674	6.840
97:27	6.223	6.240	6.262	6.291	6.328	6.494	6.664	6.826
97:28	6.221	6.237	6.259	6.287	6.324	6.486	6.653	6.813
97:29	6.218	6.234	6.256	6.283	6.319	6.479	6.643	6.799
97:30	6.215	6.231	6.252	6.280	6.315	6.471	6.632	6.786
97:31	6.213	6.228	6.249	6.276	6.310	6.464	6.622	6.772
Avg Life	22.539	18.414	14.774	11.854	9.500	5.059	3.432	2.627
Duration	11.893	10.729	9.436	8.174	6.983	4.221	3.000	2.350
First Pay	8/24	4/20	11/16	4/14	5/12	1/09	8/07	12/06
Last Pay	8/29	1/26	4/22	1/19	4/16	2/10	3/08	4/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A8	3,098,130.00	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	6.0000	06/30/04	30 year	5.77	353.00	300.0PSA	95:24

retail

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
95:08	6.420	6.434	6.456	6.489	6.532	6.945	7.370	7.754
95:09	6.418	6.431	6.453	6.486	6.529	6.939	7.361	7.742
95:10	6.415	6.428	6.451	6.483	6.526	6.932	7.351	7.729
95:11	6.413	6.426	6.448	6.480	6.522	6.926	7.342	7.717
95:12	6.410	6.423	6.445	6.477	6.519	6.920	7.332	7.704
95:13	6.407	6.420	6.442	6.473	6.515	6.913	7.323	7.692
95:14	6.405	6.418	6.439	6.470	6.512	6.907	7.313	7.680
95:15	6.402	6.415	6.436	6.467	6.509	6.900	7.304	7.667

95:16	6.400	6.412	6.434	6.464	6.505	6.894	7.294	7.655
95:17	6.397	6.410	6.431	6.461	6.502	6.888	7.284	7.643
95:18	6.395	6.407	6.428	6.458	6.499	6.881	7.275	7.630
95:19	6.392	6.404	6.425	6.455	6.495	6.875	7.265	7.618
95:20	6.390	6.402	6.422	6.452	6.492	6.868	7.256	7.606
95:21	6.387	6.399	6.420	6.449	6.489	6.862	7.246	7.593
95:22	6.384	6.396	6.417	6.446	6.485	6.856	7.237	7.581
95:23	6.382	6.394	6.414	6.443	6.482	6.849	7.227	7.569

95:24	6.379	6.391	6.411	6.440	6.478	6.843	7.218	7.556
95:25	6.377	6.388	6.408	6.437	6.475	6.836	7.208	7.544
95:26	6.374	6.386	6.406	6.434	6.472	6.830	7.199	7.532
95:27	6.372	6.383	6.403	6.431	6.468	6.824	7.189	7.519
95:28	6.369	6.381	6.400	6.428	6.465	6.817	7.180	7.507
95:29	6.367	6.378	6.397	6.425	6.462	6.811	7.170	7.495
95:30	6.364	6.375	6.394	6.422	6.458	6.805	7.161	7.482
95:31	6.362	6.373	6.392	6.419	6.455	6.798	7.151	7.470

96:00	6.359	6.370	6.389	6.416	6.452	6.792	7.142	7.458
96:01	6.357	6.367	6.386	6.413	6.448	6.785	7.133	7.446
96:02	6.354	6.365	6.383	6.410	6.445	6.779	7.123	7.433
96:03	6.352	6.362	6.380	6.407	6.442	6.773	7.114	7.421
96:04	6.349	6.360	6.378	6.404	6.438	6.766	7.104	7.409
96:05	6.346	6.357	6.375	6.400	6.435	6.760	7.095	7.397
96:06	6.344	6.354	6.372	6.397	6.432	6.754	7.085	7.384
96:07	6.341	6.352	6.369	6.394	6.428	6.747	7.076	7.372
Avg Life	27.199	24.907	21.905	18.771	15.817	6.355	3.988	2.991
Duration	12.770	12.304	11.578	10.673	9.660	5.089	3.419	2.636
First Pay	8/29	1/26	4/22	1/19	4/16	2/10	3/08	4/07
Last Pay	11/33	11/33	11/33	11/33	11/33	10/11	9/08	8/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A9	5,289,892.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	06/30/04	30 year	5.77	353.00	300.0PSA	99:25

stated maturities

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
99:09	5.375	5.375	5.375	5.378	5.383	5.412	5.447	5.480
99:10	5.370	5.370	5.370	5.372	5.377	5.404	5.435	5.465
99:11	5.364	5.364	5.364	5.366	5.370	5.395	5.423	5.451
99:12	5.358	5.358	5.358	5.360	5.364	5.386	5.411	5.436
99:13	5.352	5.352	5.352	5.354	5.358	5.377	5.400	5.422
99:14	5.347	5.347	5.347	5.348	5.351	5.368	5.388	5.407
99:15	5.341	5.341	5.341	5.342	5.345	5.359	5.376	5.392
99:16	5.335	5.335	5.335	5.336	5.338	5.350	5.364	5.378

99:17	5.329	5.329	5.329	5.330	5.332	5.341	5.352	5.363
99:18	5.324	5.324	5.324	5.324	5.326	5.333	5.341	5.349
99:19	5.318	5.318	5.318	5.318	5.319	5.324	5.329	5.334
99:20	5.312	5.312	5.312	5.312	5.313	5.315	5.317	5.319
99:21	5.307	5.307	5.307	5.307	5.306	5.306	5.305	5.305
99:22	5.301	5.301	5.301	5.301	5.300	5.297	5.294	5.290
99:23	5.295	5.295	5.295	5.295	5.294	5.288	5.282	5.276
99:24	5.289	5.289	5.289	5.289	5.287	5.279	5.270	5.261

99:25	5.284	5.284	5.284	5.283	5.281	5.271	5.258	5.247
99:26	5.278	5.278	5.278	5.277	5.275	5.262	5.247	5.232
99:27	5.272	5.272	5.272	5.271	5.268	5.253	5.235	5.217
99:28	5.267	5.267	5.267	5.265	5.262	5.244	5.223	5.203
99:29	5.261	5.261	5.261	5.259	5.255	5.235	5.211	5.188
99:30	5.255	5.255	5.255	5.253	5.249	5.226	5.200	5.174
99:31	5.250	5.250	5.250	5.248	5.243	5.218	5.188	5.159
100:00	5.244	5.244	5.244	5.242	5.236	5.209	5.176	5.145

100:01	5.238	5.238	5.238	5.236	5.230	5.200	5.165	5.130
100:02	5.233	5.233	5.233	5.230	5.224	5.191	5.153	5.116
100:03	5.227	5.227	5.227	5.224	5.217	5.182	5.141	5.101
100:04	5.221	5.221	5.221	5.218	5.211	5.174	5.130	5.087
100:05	5.216	5.216	5.216	5.212	5.205	5.165	5.118	5.072
100:06	5.210	5.210	5.210	5.206	5.198	5.156	5.106	5.058
100:07	5.204	5.204	5.204	5.201	5.192	5.147	5.095	5.043
100:08	5.199	5.199	5.199	5.195	5.186	5.138	5.083	5.029
Avg Life	6.972	6.972	6.971	6.638	5.990	4.053	2.954	2.341
Duration	5.470	5.470	5.470	5.285	4.890	3.529	2.658	2.144
First Pay	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04
Last Pay	1/17	1/17	11/16	9/14	11/12	5/09	11/07	1/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A10	4,909,385.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	06/30/04	30 year	5.77	353.00	300.0PSA	94:11

stated maturities

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
93:27	5.875	5.893	5.954	6.045	6.158	6.671	7.221	7.754
93:28	5.872	5.889	5.950	6.041	6.154	6.663	7.210	7.740
93:29	5.868	5.886	5.947	6.037	6.149	6.656	7.199	7.726
93:30	5.865	5.883	5.943	6.032	6.144	6.648	7.189	7.713
93:31	5.862	5.880	5.940	6.028	6.139	6.641	7.178	7.699
94:00	5.859	5.876	5.936	6.024	6.135	6.633	7.167	7.686
94:01	5.856	5.873	5.932	6.020	6.130	6.625	7.157	7.672
94:02	5.853	5.870	5.929	6.016	6.125	6.618	7.146	7.658

94:03	5.849	5.866	5.925	6.012	6.121	6.610	7.135	7.645
94:04	5.846	5.863	5.922	6.008	6.116	6.603	7.125	7.631
94:05	5.843	5.860	5.918	6.004	6.111	6.595	7.114	7.617
94:06	5.840	5.857	5.914	6.000	6.106	6.588	7.104	7.604
94:07	5.837	5.853	5.911	5.995	6.102	6.580	7.093	7.590
94:08	5.834	5.850	5.907	5.991	6.097	6.572	7.082	7.577
94:09	5.830	5.847	5.904	5.987	6.092	6.565	7.072	7.563
94:10	5.827	5.844	5.900	5.983	6.087	6.557	7.061	7.549

94:11	5.824	5.840	5.896	5.979	6.083	6.550	7.050	7.536
94:12	5.821	5.837	5.893	5.975	6.078	6.542	7.040	7.522
94:13	5.818	5.834	5.889	5.971	6.073	6.535	7.029	7.509
94:14	5.815	5.831	5.886	5.967	6.069	6.527	7.019	7.495
94:15	5.812	5.827	5.882	5.963	6.064	6.520	7.008	7.482
94:16	5.808	5.824	5.879	5.959	6.059	6.512	6.997	7.468
94:17	5.805	5.821	5.875	5.955	6.054	6.504	6.987	7.455
94:18	5.802	5.818	5.871	5.950	6.050	6.497	6.976	7.441

94:19	5.799	5.814	5.868	5.946	6.045	6.489	6.966	7.427
94:20	5.796	5.811	5.864	5.942	6.040	6.482	6.955	7.414
94:21	5.793	5.808	5.861	5.938	6.036	6.474	6.945	7.400
94:22	5.790	5.805	5.857	5.934	6.031	6.467	6.934	7.387
94:23	5.786	5.801	5.853	5.930	6.026	6.459	6.923	7.373
94:24	5.783	5.798	5.850	5.926	6.021	6.452	6.913	7.360
94:25	5.780	5.795	5.846	5.922	6.017	6.444	6.902	7.346
94:26	5.777	5.792	5.843	5.918	6.012	6.437	6.892	7.333
Avg Life	16.297	15.455	13.268	11.034	9.127	5.160	3.531	2.706
Duration	10.451	10.139	9.182	8.059	6.986	4.362	3.108	2.429
First Pay	1/17	1/17	11/16	9/14	11/12	5/09	11/07	1/07
Last Pay	1/24	4/21	8/18	5/16	6/14	12/09	2/08	4/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A11	5,702,390.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	0.0000	06/30/04	30 year	5.77	353.00	300.0PSA	77:19

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
77:03	6.420	6.572	6.765	7.001	7.292	9.590	12.040	14.301
77:04	6.418	6.570	6.763	6.999	7.289	9.583	12.029	14.287
77:05	6.417	6.568	6.761	6.996	7.286	9.576	12.018	14.272
77:06	6.415	6.566	6.758	6.993	7.283	9.569	12.007	14.258
77:07	6.413	6.564	6.756	6.990	7.279	9.562	11.997	14.243
77:08	6.411	6.562	6.754	6.988	7.276	9.556	11.986	14.229
77:09	6.410	6.560	6.751	6.985	7.273	9.549	11.975	14.215
77:10	6.408	6.558	6.749	6.982	7.270	9.542	11.964	14.200

77:11	6.406	6.556	6.747	6.980	7.267	9.535	11.954	14.186
77:12	6.404	6.554	6.744	6.977	7.264	9.528	11.943	14.171
77:13	6.403	6.552	6.742	6.974	7.260	9.522	11.932	14.157
77:14	6.401	6.550	6.740	6.972	7.257	9.515	11.921	14.142
77:15	6.399	6.548	6.738	6.969	7.254	9.508	11.911	14.128
77:16	6.397	6.546	6.735	6.966	7.251	9.501	11.900	14.113
77:17	6.396	6.544	6.733	6.964	7.248	9.494	11.889	14.099
77:18	6.394	6.542	6.731	6.961	7.245	9.488	11.878	14.085

77:19	6.392	6.540	6.728	6.958	7.242	9.481	11.868	14.070
77:20	6.390	6.538	6.726	6.956	7.238	9.474	11.857	14.056
77:21	6.389	6.536	6.724	6.953	7.235	9.467	11.846	14.041
77:22	6.387	6.534	6.721	6.950	7.232	9.460	11.836	14.027
77:23	6.385	6.532	6.719	6.948	7.229	9.454	11.825	14.013
77:24	6.383	6.530	6.717	6.945	7.226	9.447	11.814	13.998
77:25	6.382	6.528	6.715	6.942	7.223	9.440	11.803	13.984
77:26	6.380	6.526	6.712	6.939	7.220	9.433	11.793	13.970

77:27	6.378	6.524	6.710	6.937	7.216	9.427	11.782	13.955
77:28	6.376	6.522	6.708	6.934	7.213	9.420	11.771	13.941
77:29	6.375	6.520	6.705	6.931	7.210	9.413	11.761	13.927
77:30	6.373	6.518	6.703	6.929	7.207	9.406	11.750	13.912
77:31	6.371	6.516	6.701	6.926	7.204	9.400	11.739	13.898
78:00	6.369	6.514	6.698	6.923	7.201	9.393	11.729	13.884
78:01	6.368	6.512	6.696	6.921	7.198	9.386	11.718	13.869
78:02	6.366	6.510	6.694	6.918	7.194	9.379	11.707	13.855
Avg Life	24.354	21.679	18.988	16.432	14.055	6.213	3.963	2.980
Duration	22.867	20.092	17.392	14.941	12.727	5.902	3.736	2.782
First Pay	8/24	4/21	8/18	5/16	6/14	12/09	2/08	4/07
Last Pay	11/33	11/33	11/33	11/33	11/33	10/11	9/08	8/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A12	17,500,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	95:03

super senior 95/5

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
94:19	6.111	6.148	6.182	6.213	6.240	6.346	6.716	7.118
94:20	6.107	6.145	6.178	6.208	6.235	6.341	6.709	7.108
94:21	6.104	6.141	6.174	6.204	6.231	6.336	6.701	7.098
94:22	6.100	6.137	6.170	6.200	6.227	6.331	6.694	7.088
94:23	6.097	6.133	6.166	6.196	6.222	6.326	6.686	7.078
94:24	6.093	6.130	6.162	6.192	6.218	6.321	6.679	7.068
94:25	6.090	6.126	6.158	6.187	6.214	6.316	6.672	7.058
94:26	6.086	6.122	6.154	6.183	6.209	6.311	6.664	7.048

94:27	6.082	6.118	6.150	6.179	6.205	6.306	6.657	7.038
94:28	6.079	6.115	6.146	6.175	6.201	6.301	6.650	7.028
94:29	6.075	6.111	6.142	6.171	6.196	6.296	6.642	7.018
94:30	6.072	6.107	6.139	6.167	6.192	6.291	6.635	7.008
94:31	6.068	6.103	6.135	6.163	6.188	6.286	6.628	6.998
95:00	6.065	6.100	6.131	6.158	6.183	6.281	6.620	6.989
95:01	6.061	6.096	6.127	6.154	6.179	6.276	6.613	6.979
95:02	6.058	6.092	6.123	6.150	6.175	6.271	6.606	6.969

95:03	6.054	6.088	6.119	6.146	6.170	6.266	6.598	6.959
95:04	6.051	6.085	6.115	6.142	6.166	6.261	6.591	6.949
95:05	6.047	6.081	6.111	6.138	6.162	6.256	6.584	6.939
95:06	6.044	6.077	6.107	6.134	6.157	6.251	6.576	6.929
95:07	6.040	6.073	6.103	6.129	6.153	6.246	6.569	6.919
95:08	6.037	6.070	6.099	6.125	6.149	6.241	6.562	6.909
95:09	6.033	6.066	6.095	6.121	6.145	6.236	6.554	6.900
95:10	6.030	6.062	6.091	6.117	6.140	6.231	6.547	6.890

95:11	6.027	6.058	6.087	6.113	6.136	6.226	6.540	6.880
95:12	6.023	6.055	6.083	6.109	6.132	6.221	6.532	6.870
95:13	6.020	6.051	6.079	6.105	6.127	6.216	6.525	6.860
95:14	6.016	6.047	6.075	6.100	6.123	6.211	6.518	6.850
95:15	6.013	6.044	6.071	6.096	6.119	6.206	6.510	6.841
95:16	6.009	6.040	6.068	6.092	6.114	6.201	6.503	6.831
95:17	6.006	6.036	6.064	6.088	6.110	6.196	6.496	6.821
95:18	6.002	6.032	6.060	6.084	6.106	6.191	6.489	6.811
Avg Life	15.146	13.612	12.447	11.546	10.835	8.751	5.363	3.809
Duration	9.349	8.750	8.276	7.894	7.580	6.563	4.462	3.309
First Pay	7/09	7/09	7/09	7/09	7/09	7/09	9/08	8/07
Last Pay	11/33	11/33	11/33	11/33	11/33	11/33	5/13	5/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A13	1,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	94:03

mezz nas to 2n1 class 95/5

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
93:19	6.224	6.270	6.311	6.347	6.380	6.507	6.954	7.438
93:20	6.221	6.266	6.307	6.343	6.375	6.502	6.946	7.428
93:21	6.217	6.262	6.303	6.339	6.371	6.497	6.939	7.418
93:22	6.214	6.258	6.299	6.334	6.367	6.492	6.931	7.408
93:23	6.210	6.255	6.294	6.330	6.362	6.487	6.924	7.398
93:24	6.206	6.251	6.290	6.326	6.358	6.482	6.916	7.388
93:25	6.203	6.247	6.286	6.322	6.353	6.477	6.909	7.378
93:26	6.199	6.243	6.282	6.317	6.349	6.472	6.901	7.368

93:27	6.196	6.239	6.278	6.313	6.345	6.467	6.894	7.358
93:28	6.192	6.236	6.274	6.309	6.340	6.462	6.886	7.347
93:29	6.189	6.232	6.270	6.305	6.336	6.457	6.879	7.337
93:30	6.185	6.228	6.266	6.301	6.331	6.451	6.872	7.327
93:31	6.182	6.224	6.262	6.296	6.327	6.446	6.864	7.317
94:00	6.178	6.220	6.258	6.292	6.323	6.441	6.857	7.307
94:01	6.174	6.216	6.254	6.288	6.318	6.436	6.849	7.297
94:02	6.171	6.213	6.250	6.284	6.314	6.431	6.842	7.287

94:03	6.167	6.209	6.246	6.280	6.310	6.426	6.834	7.277
94:04	6.164	6.205	6.242	6.275	6.305	6.421	6.827	7.267
94:05	6.160	6.201	6.238	6.271	6.301	6.416	6.820	7.257
94:06	6.157	6.198	6.234	6.267	6.296	6.411	6.812	7.247
94:07	6.153	6.194	6.230	6.263	6.292	6.406	6.805	7.237
94:08	6.150	6.190	6.226	6.259	6.288	6.401	6.797	7.227
94:09	6.146	6.186	6.222	6.254	6.283	6.396	6.790	7.217
94:10	6.142	6.182	6.218	6.250	6.279	6.391	6.782	7.207

94:11	6.139	6.179	6.214	6.246	6.275	6.386	6.775	7.197
94:12	6.135	6.175	6.210	6.242	6.270	6.381	6.768	7.187
94:13	6.132	6.171	6.206	6.238	6.266	6.376	6.760	7.177
94:14	6.128	6.167	6.202	6.233	6.261	6.371	6.753	7.167
94:15	6.125	6.163	6.198	6.229	6.257	6.366	6.745	7.157
94:16	6.121	6.160	6.194	6.225	6.253	6.361	6.738	7.147
94:17	6.118	6.156	6.190	6.221	6.248	6.356	6.731	7.137
94:18	6.114	6.152	6.186	6.217	6.244	6.351	6.723	7.128
Avg Life	15.146	13.612	12.447	11.546	10.835	8.751	5.363	3.809
Duration	9.302	8.708	8.238	7.860	7.549	6.541	4.450	3.301
First Pay	7/09	7/09	7/09	7/09	7/09	7/09	9/08	8/07
Last Pay	11/33	11/33	11/33	11/33	11/33	11/33	5/13	5/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A14	1,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	94:03

mezz nas class to 2ea and 2eg classes

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
93:19	6.224	6.270	6.311	6.347	6.380	6.507	6.954	7.438
93:20	6.221	6.266	6.307	6.343	6.375	6.502	6.946	7.428
93:21	6.217	6.262	6.303	6.339	6.371	6.497	6.939	7.418
93:22	6.214	6.258	6.299	6.334	6.367	6.492	6.931	7.408
93:23	6.210	6.255	6.294	6.330	6.362	6.487	6.924	7.398
93:24	6.206	6.251	6.290	6.326	6.358	6.482	6.916	7.388
93:25	6.203	6.247	6.286	6.322	6.353	6.477	6.909	7.378
93:26	6.199	6.243	6.282	6.317	6.349	6.472	6.901	7.368

93:27	6.196	6.239	6.278	6.313	6.345	6.467	6.894	7.358
93:28	6.192	6.236	6.274	6.309	6.340	6.462	6.886	7.347
93:29	6.189	6.232	6.270	6.305	6.336	6.457	6.879	7.337
93:30	6.185	6.228	6.266	6.301	6.331	6.451	6.872	7.327
93:31	6.182	6.224	6.262	6.296	6.327	6.446	6.864	7.317
94:00	6.178	6.220	6.258	6.292	6.323	6.441	6.857	7.307
94:01	6.174	6.216	6.254	6.288	6.318	6.436	6.849	7.297
94:02	6.171	6.213	6.250	6.284	6.314	6.431	6.842	7.287

94:03	6.167	6.209	6.246	6.280	6.310	6.426	6.834	7.277
94:04	6.164	6.205	6.242	6.275	6.305	6.421	6.827	7.267
94:05	6.160	6.201	6.238	6.271	6.301	6.416	6.820	7.257
94:06	6.157	6.198	6.234	6.267	6.296	6.411	6.812	7.247
94:07	6.153	6.194	6.230	6.263	6.292	6.406	6.805	7.237
94:08	6.150	6.190	6.226	6.259	6.288	6.401	6.797	7.227
94:09	6.146	6.186	6.222	6.254	6.283	6.396	6.790	7.217
94:10	6.142	6.182	6.218	6.250	6.279	6.391	6.782	7.207

94:11	6.139	6.179	6.214	6.246	6.275	6.386	6.775	7.197
94:12	6.135	6.175	6.210	6.242	6.270	6.381	6.768	7.187
94:13	6.132	6.171	6.206	6.238	6.266	6.376	6.760	7.177
94:14	6.128	6.167	6.202	6.233	6.261	6.371	6.753	7.167
94:15	6.125	6.163	6.198	6.229	6.257	6.366	6.745	7.157
94:16	6.121	6.160	6.194	6.225	6.253	6.361	6.738	7.147
94:17	6.118	6.156	6.190	6.221	6.248	6.356	6.731	7.137
94:18	6.114	6.152	6.186	6.217	6.244	6.351	6.723	7.128
Avg Life	15.146	13.612	12.447	11.546	10.835	8.751	5.363	3.809
Duration	9.302	8.708	8.238	7.860	7.549	6.541	4.450	3.301
First Pay	7/09	7/09	7/09	7/09	7/09	7/09	9/08	8/07
Last Pay	11/33	11/33	11/33	11/33	11/33	11/33	5/13	5/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004   All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj

UBS

8:22:00 pm June 22, 2004

Fixed Income Research

MAST0406B 30 year   5.5

Ciaran O’Brien obrienci@fiunmr23

cmoproj.623

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
SU	5,362,500.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	06/30/04	30 year	5.77	353.00	300.0PSA	98:23

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	500	750	1000
98:07	5.722	5.733	5.742	5.751	5.759	5.783	5.804	5.865
98:08	5.718	5.729	5.738	5.747	5.754	5.778	5.799	5.858
98:09	5.715	5.725	5.734	5.743	5.750	5.773	5.794	5.851
98:10	5.711	5.721	5.730	5.738	5.746	5.768	5.788	5.844
98:11	5.708	5.718	5.726	5.734	5.741	5.763	5.783	5.838
98:12	5.704	5.714	5.722	5.730	5.737	5.758	5.778	5.831
98:13	5.701	5.710	5.718	5.726	5.733	5.754	5.772	5.824
98:14	5.697	5.706	5.714	5.722	5.728	5.749	5.767	5.818

98:15	5.694	5.702	5.710	5.717	5.724	5.744	5.762	5.811
98:16	5.690	5.699	5.706	5.713	5.720	5.739	5.756	5.804
98:17	5.687	5.695	5.702	5.709	5.715	5.734	5.751	5.798
98:18	5.683	5.691	5.698	5.705	5.711	5.729	5.745	5.791
98:19	5.680	5.687	5.694	5.701	5.706	5.724	5.740	5.784
98:20	5.676	5.684	5.691	5.697	5.702	5.719	5.735	5.777
98:21	5.672	5.680	5.687	5.693	5.698	5.715	5.729	5.771
98:22	5.669	5.676	5.683	5.688	5.694	5.710	5.724	5.764

98:23	5.665	5.672	5.679	5.684	5.689	5.705	5.719	5.757
98:24	5.662	5.669	5.675	5.680	5.685	5.700	5.713	5.751
98:25	5.658	5.665	5.671	5.676	5.681	5.695	5.708	5.744
98:26	5.655	5.661	5.667	5.672	5.676	5.690	5.703	5.737
98:27	5.651	5.657	5.663	5.668	5.672	5.685	5.697	5.731
98:28	5.648	5.654	5.659	5.663	5.668	5.681	5.692	5.724
98:29	5.644	5.650	5.655	5.659	5.663	5.676	5.687	5.717
98:30	5.641	5.646	5.651	5.655	5.659	5.671	5.681	5.711

98:31	5.637	5.642	5.647	5.651	5.655	5.666	5.676	5.704
99:00	5.634	5.639	5.643	5.647	5.650	5.661	5.671	5.698
99:01	5.630	5.635	5.639	5.643	5.646	5.656	5.665	5.691
99:02	5.627	5.631	5.635	5.639	5.642	5.651	5.660	5.684
99:03	5.623	5.628	5.631	5.634	5.637	5.647	5.655	5.678
99:04	5.620	5.624	5.627	5.630	5.633	5.642	5.650	5.671
99:05	5.616	5.620	5.623	5.626	5.629	5.637	5.644	5.664
99:06	5.613	5.616	5.619	5.622	5.624	5.632	5.639	5.658
Avg Life	14.207	12.788	11.711	10.877	10.220	8.592	7.549	5.708
Duration	8.973	8.402	7.950	7.584	7.284	6.479	5.901	4.725
First Pay	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04
Last Pay	11/33	11/33	11/33	11/33	11/33	11/33	4/33	2/26

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